Annual Fund Operating Expenses - Goldman Sachs Core Plus Bond ETF	Mar. 31, 2026
Prospectus [Line Items]
Fee Waiver or Reimbursement over Assets, Date of Termination	December 29, 2027
Goldman Sachs Core Plus Bond ETF
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.40%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	0.00%	[1]
Expenses (as a percentage of Assets)	0.40%
Fee Waiver or Reimbursement	(0.05%)	[2]
Net Expenses (as a percentage of Assets)	0.35%

[1]	The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.
[2]	The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.35% as an annual percentage rate of average daily net assets of the Fund through at least December 29, 2027, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.